POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

ARCH VENTURE FUND V, L.P.

By:  ARCH Venture Partners V, L.P.

Its General Partner

By:  ARCH Venture Partners V, LLC

Its General Partner

By:  /s/ Keith Crandell

Managing Director

ARCH VENTURE FUND III, L.P.

By:  ARCH Venture Partners, LLC

its General Partner

By:  /s/ Keith Crandell

Managing Director

ARCH VENTURE FUND II, L.P.

By:  ARCH Management Partners II, L.P.

Its General Partner

By:  ARCH Venture Partners, L.P.

Its General Partner

By:  ARCH Venture Corporation

Its General Partner

By:  /s/ Keith Crandell

Managing Director

ARCH V ENTREPRENEURS FUND V, L.P.

By:  ARCH Venture Partners V, L.P.

its General Partner

By:  ARCH Venture Partners V, LLC

Its General Partner

By:  /s/ Keith Crandell

Managing Director

HEALTHCARE FOCUS FUND, L.P.

By:  ARCH Venture Partners V, L.P.

its General Partner

By:  ARCH Venture Partners V, LLC

Its General Partner

By:  /s/ Keith Crandell

Managing Director

ARCH VENTURE PARTNERS V, L.P.

By:  ARCH Venture Partners V, LLC

Its General Partner

By:  /s/ Keith Crandell

Managing Director

ARCH VENTURE PARTNERS V, LLC

By:  /s/ Keith Crandell

Managing Director

ARCH VENTURE PARTNERS, LLC

By:  /s/ Keith Crandell

Managing Director

ARCH MANAGEMENT PARTNERS II, L.P.

By:  ARCH Venture Partners, L.P.

Its General Partner

By:  ARCH Venture Corporation

Its General Partner

By: /s/ Keith Crandell

Managing Director

ARCH VENTURE PARTNERS, L.P.

By:  ARCH Venture Corporation

Its General Partner

By:  /s/ Keith Crandell

Managing Director

ARCH VENTURE CORPORATION

By:  /s/ Keith Crandell

Managing Director

/s/ Steven Lazarus

 Steven Lazarus

/s/ Keith Crandell

Keith Crandell

/s/ Robert Nelsen

Robert Nelsen

/s/ Clinton Bybee

Clinton Bybee